Exhibit 99.1

                 CastlePoint Holdings, Ltd. Appoints
           Senior Vice President & Chief Accounting Officer

    HAMILTON, Bermuda--(BUSINESS WIRE)--June 19, 2007--CastlePoint Holdings, Ltd. (NASDAQ:CPHL) today announced the appointment of Richard M. Barrow as Senior Vice President & Chief Accounting Officer. Mr. Barrow's primary responsibilities will be to manage the accounting and financial reporting function for CastlePoint Holdings, Ltd. and its subsidiaries. Michael H. Lee, chairman and CEO, commented "We are very pleased to have a chief accounting officer with Mr. Barrow's broad financial and management experience. His hiring will allow us to have another senior level manager in addition to our current CFO, Joel Weiner. They will continue to build our accounting function to meet the requirements of our expanding company." With over 25 years of experience in the insurance industry, Mr. Barrow most recently served from 1996 until April 2007 as Senior Vice President, Treasurer & Chief Financial Officer for Gerling America Insurance Company, New York, NY, a subsidiary of the Talanx Group, Hannover, Germany. Prior to that, Mr. Barrow was Senior Vice President & Treasurer at Public Service Mutual Insurance Company, New York, NY. Mr. Barrow is a CPA.

    Mr. Barrow holds a Bachelor of Science degree in Accounting from SUNY Albany, New York.

    About CastlePoint Holdings, Ltd.

    CastlePoint, a Bermuda-based holding company, through its subsidiaries, CastlePoint Reinsurance Company, CastlePoint Management Corp., and CastlePoint Insurance Company, provides property and casualty insurance and reinsurance business solutions, products and services to small insurance companies and program underwriting agents in the United States.

    CPHL-F

    Cautionary Note Regarding Forward-Looking Statements

    The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of CastlePoint may include forward-looking statements that reflect CastlePoint's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause CastlePoint's actual results to differ materially from those indicated in these statements. The company believes that these factors include but are not limited to ineffectiveness or obsolescence of its business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than CastlePoint's underwriting, reserving or investment practices anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the ability to make certain acquisitions in a timely fashion necessary to fulfill the company's business plan; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of the company's investments; changes in regulations or laws applicable to CastlePoint, its subsidiaries, brokers or customers including tax laws in Bermuda and the United States; acceptance of CastlePoint's products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of CastlePoint's reinsurers to pay claims timely or at all; decreased demand for the company's insurance or reinsurance products; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under CastlePoint's insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and CastlePoint undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

    For more information visit CastlePoint's website at http://www.castlepoint.bm/.

    CONTACT: CastlePoint Holdings, Ltd.
             Joel Weiner, 441-294-6409
             Senior Vice-President and CFO
             Joel.weiner@castlepoint.bm